Bond payable	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Bond payable
30	Bond payable

As of December 31, 2022
RMB’000
New issued bonds	2,010,782
Interest accrued at effective interest rate	57,267
Interest paid	—
Exchange differences	75,299

Carrying value as of December 31, 2022	2,143,348

On June 7, 2022 and June 14, 2022, the Group issued two bonds of USD 300 million (equivalent to approximately RMB2,013 million) in aggregate, whose interest rates are determined based on compounded SOFR rate plus 2.5% and 2.55%, and the interest is paid at maturity. Both of these bonds mature one year from their respective issuance dates.